SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 11, 2003

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.

             (Exact Name of Registrant as Specified in its Charter)





        Delaware                   0-21995                   06-1419064
        --------                   -------                   ----------
 (State of Incorporation)    (Commission File No.)         (IRS Employer
                                                         Identification Number)




      15 Riverside Avenue
      Westport, Connecticut                                   06880-4214
---------------------------------------                   -----------------
(Address of Principal Executive Office)                       (Zip Code)



                                 (203) 291-3300
              (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events and Required FD Disclosure
          ---------------------------------------

     As a result of errors by the Company's transfer agent and by ADP Investor Communication Services, Inc., in processing and communicating proxy votes to the Company for its June 10, 2003 Annual Meeting of Stockholders, the Company is updating, as set forth below, the voting results included in Item 4 of Part II of the Company's Form 10-Q for the quarterly period ended April 30, 2003. The outcomes of the matters voted on at the Annual Meeting did not change, and there were no significant differences in the final vote totals compared to those previously reported.

     Submission of Matters to a Vote of Security Holders
     ---------------------------------------------------

     The Company's Annual Meeting of Stockholders was held on June 10, 2003, in Memphis, Tennessee, for the purpose of (i) electing two Class I Directors for a term to expire at the Annual Meeting of Stockholders in the year 2006, (ii) ratifying the appointment of Ernst & Young LLP, as independent auditors for the year ending January 31, 2004 and (iii) to approve an amendment to the First Aviation Services Inc. Stock Incentive Plan. Proxies were solicited from holders of 7,251,370 outstanding shares of Common Stock as of the close of business on May 9, 2003, as described in the Company's Proxy Statement dated May 15, 2003. Stanley J. Hill and Aaron P. Hollander, both of management's nominees for directors, were elected, the appointment of Ernst & Young LLP was ratified, and the proposed amendment to the First Aviation Services Inc. Stock Incentive Plan was approved by the following votes:

         (1) To elect two directors for a three-year term to expire at the Annual Meeting of Shareholders in the year 2006.

                                             Votes                  Votes               Broker
              Name                           FOR                    WITHHELD            Non-votes
              ------------------             ---------              ----------          ---------
              Stanley J. Hill                4,856,027               57,400                -0-
              Aaron P. Hollander             4,856,027               57,400                -0-
              Nelson Obus                    2,291,594                  -0-                -0-

              Michael C. Culver, Robert L. Kirk, and Joseph J. Lhota continue to serve as directors of the Company after the Annual Meeting of Stockholders.

         (2) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2004.

                          Votes                  Votes              Votes                 Broker
                          FOR                    AGAINST            ABSTAINED             Non-votes
                          ---------              --------          ----------            ---------
                          7,201,421              3,100                500                   -0-


         (3) To approve the proposed amendment to the First Aviation Services Inc. Stock Incentive Plan.

                          Votes               Votes                Votes           Broker
                          FOR                 AGAINST              ABSTAINED       Non-votes
                          ---------           --------             ---------       ---------
                          4,842,547            117,480             2,244,994           -0-





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST AVIATION SERVICES INC.



Date:    July 11, 2003              By:     /s/ Michael D. Davidson
                                            -----------------------

                                            Name:    Michael D. Davidson
                                            Title:   Secretary & Chief Financial
                                            Officer (Principal Finance and
                                            Accounting Officer)